ASSIGNMENT OF LEASE


      This Assignment of Lease (hereinafter referred to as the "Assignment") is made and entered into as of this 26 day of August, 1999, by and between NOM Muscle Shoals, Ltd., an Alabama limited partnership (hereinafter referred to as "Assignor") and AEI Income & Growth Fund XXII Limited Partnership, a Minnesota limited partnership (hereinafter referred to as "Assignee"), who agree as follows:

      1. ASSIGNMENT AND ASSUMPTION. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Assignee, Assignor does hereby assign  all  of  Assignor's right,  title  and  interest  as
"Landlord" in, to and under those leases described in Exhibit "A", attached hereto and made a part hereof (hereinafter collectively referred to as the "Lease"), pertaining to the real property described therein (hereinafter referred to as the "Premises"), together with the security deposits referred to in the Lease, in the amounts reflected in Exhibit "A", Assignee hereby accepts the foregoing assignment and assumes and agrees to perform all of the obligations of the "Landlord" under the Lease to be performed on and following the date hereof.

       2.     WARRANTIES,  REPRESENTATIONS  AND   COVENANTS.
Assignor hereby warrants and represents and covenants as follows:

           (a) There are no leases, (to the best of Assignor's knowledge) subleases occupancy or tenancies in effect pertaining to the Premises except for the Lease.

           (b) Assignor has not entered into, and has no knowledge of, any agreements with anyone other than Assignee pertaining to the Lease.

          (c) Assignor knows of no claims of default by and Tenant under any of the Lease nor any basis upon which any such claim of default could be made.

          (d) Assignor has performed each, every and all of its obligations under the Lease to and including the date hereof.

           (e)   There are no commissions due and unpaid  to
any  real estate agent, broker or finder with respect to the
Lease.   There are no commissions payable as to any renewals
or extensions of the Lease.

           (f) Assignor has full power and authority to assign the Lease, is not in default of its obligations thereunder, and the Lease have not been previously assigned or pledged except as follows: N/A.

            (g)   Tenant  occupies  the  Premises  and   all
conditions precedent to such occupancy have been satisfied.

           (h) There are no discounts, concessions or abatements due to Tenant which have not been fully utilized by Tenant as of the date hereof and Tenant pays full rent under the Lease.

       3. INDEMNIFICATION. Assignor hereby agrees to indemnify, defend and hold Assignee harmless from and against any loss, cost, damage, expense, injury, claim or liability, including, without limitation, reasonable attorneys' fees and other legal expenses, whether incurred at or before the trial level or in any appellate, bankruptcy or administrative preceding, incurred by Assignee with respect to Assignor's obligations under the Lease arising or existing prior to the date of this Assignment. Assignee hereby agrees to indemnify, defend and hold Assignor harmless from and against any loss, cost, damage, expense, injury, claim or liability, including, without limitation, reasonable attorneys' fees and other legal expenses, whether incurred at or before the trial level or in any appellate, bankruptcy or administrative proceeding, incurred by Assignor with respect to Assignee's obligations under the Lease arising or existing on or after the date of this Agreement.

      4. ATTORNEYS' FEES. In the event of any litigation between the parties arising under this Agreement, the prevailing party in such litigation shall be entitled to recover from the non-prevailing party its reasonable attorneys' fees and other legal expense.

      5. SUCCESSORS AND ASSIGNS. This assignment shall bind and benefit the parties hereto and their respective successors and assigns.

     6. APPOINTMENT. Assignor hereby appoints Assignee to be Assignor's true and lawful attorney, irrevocable, for Assignor and in Assignor's name and stead:

           (a) To demand, collect, receive and sue for any rents or monies, due or to become due under the Lease;

          (b) To do all acts and things necessary or proper to accomplish any of the foregoing purposes; and

           (c) To substitute one or more persons with like powers.

     7. Notice of this Assignment may be given by Assignee to the Tenant under the Lease.



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                                   "ASSIGNOR"

                                   NOM Muscle Shoals, Ltd., an
                                   Alabama limited partnership


                                   By:Corporate General,Inc., general
partner

/s/ Dawn M Curtis                  By:  /s/ Mark McDonald
Print Name: Dawn M Curtis          Name:  Mark McDonald
                                   Title:
/s/ Lora J Ledford
Print Name: Lora J Ledford



                                   "ASSIGNEE"

                                   AEI Income & Growth Fund XXII Limited
                                   Partnership,  a Minnesota  limited
                                   partnership


                                   By:
Print Name     :                   Name:
                                   Title:

Print Name:









                                   "ASSIGNOR"

                                   NOM Muscle Shoals, Ltd., an
                                   Alabama limited partnership


                                   By:Corporate General, Inc.,general
                                      partner

                                   By:
Print Name:                        Name:
                                   Title:

Print Name:



                                   "ASSIGNEE"

                                   AEI Income & Growth Fund XXII Limited
                                   Partnership,  a Minnesota  limited
                                   partnership

                                   By: AEI Fund Management XXI, Inc.


/s/ Barbara J Kochevar             By: /s/ Robert P Johnson
Print Name:Barbara J Kochevar      Name:   Robert P Johnson
                                   Title:  President
/s/ Michael B Daugherty
Print Name: Michael B Daugherty




                         EXHIBIT A

                          "LEASE"
Lease dated September 3rd, 1998 by and between NOM MUSCLE SHOALS, LTD., an Alabama limited partnership, and HOLLYWOOD ENTERTAINMENT CORPORATION, an Oregon Corporation, as amended by First Amendment to Lease dated May 6th, 1999, and Second Amendment to Lease dated July 22nd, 1999


"SECURITY DEPOSITS"
None